The Managing Partners of Conestoga Capital Advisors LLC, are proud to announce that

The Conestoga Small Cap Fund (Ticker: CCASX)

  has surpassed $200 Million in Total Assets.

We express our thanks to the Fund’s shareholders for their investment and commitment to the Fund’s long-term growth.

William C. Martindale, Jr.    Robert M. Mitchell     Duane R. D’Orazio

       Mark S. Clewett           David M. Lawson       Joseph F. Monahan

The Fund is No-Load and is available for purchase at most major mutual fund platforms including

Fidelity, Schwab and Vanguard

WWW.CONESTOGACAPITAL.COM

Disclosure: The Conestoga Small Cap Fund can be purchased fund direct, or is available through most major mutual fund platforms. Please visit www.conestogacapital.com or contact Conestoga Capital Advisors for additional instructions. Past performance does not guarantee future results and current performance may be lower or higher than the performance quoted. Performance data includes reinvestment of dividends. Investment returns and principal value of an investment in Conestoga Small Cap Fund will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. For the Fund’s daily NAV, list of additional holdings, total return as of the most recent month-end and a copy of the Fund’s prospectus, please visit www.conestogacapital.com or call 1-800-320-7790. The prospectus contains information about the Fund’s investment objective, risks, charges, and expenses which an investor should consider before investing.